UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                           FORM 8-K -- CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 1996


                             ALLEGIANCE CORPORATION
               (Exact Name of Registrant as Specified in Charter)


     Delaware                1-11885                36-4095179
(State or other          Commission File         (I.R.S. Employer
jurisdiction of               Number            Identification No.)
incorporation or
organization)


1430 Waukegan Road, McGaw Park                         60085
(Address of principal executive offices)            (Zip Code)


                         (847) 689-8410
        Registrant's telephone number, including area code


                                 Not Applicable
              (Former name, former address and former fiscal year,
                         if changed since last report.)

Item 5.  Other Events.

     On November 1, 1996, Registrant announced the approval of a change in its accounting policy for assessing goodwill impairment as described in the attached press release (Exhibit 99.1), form of subsequent event footnote for Form 10-Q (Exhibit 99.2) and letter from Price Waterhouse L.L.P. (Exhibit 99.3).



Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit Number                Description

       99.1              Press release dated November 1, 1996
                         1996 issued by the registrant

       99.2              Form of subsequent event footnote for Form 10-Q

       99.3              Price Waterhouse L.L.P. letter


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   ALLEGIANCE CORPORATION


                                   By:  /s/ William L. Feather
                                        William L. Feather
                                        Secretary

Date:  November 1, 1996